Exhibit 99.1

Sunlight Financial Reports First Quarter 2022 Results
Initiates $50 Million Share Repurchase Program

- 1Q22 Funded Loan Volume of $593 Million -
- 1Q22 Total Revenue up 11% to $30.1 Million -
- 1Q22 Net Loss of $(22.6) Million -
- 1Q22 Adjusted EBITDA of $7.8 Million -
- 1Q22 Adjusted Net Income of $4.9 Million -

NEW YORK, N.Y. and CHARLOTTE, N.C. – May 16, 2022 – Sunlight Financial Holdings Inc. (“Sunlight Financial”, "Sunlight" or the “Company”) (NYSE: SUNL), a premier, technology-enabled point-of-sale financing company, today provided financial results for the first quarter 2022.

“We started the year with solid double-digit Total Revenue growth relative to the first quarter of 2021, funded loans exceeding the top end of our guidance range and significant improvements in our total platform fee margin," said Matt Potere, Chief Executive Officer of Sunlight. "Despite macro industry uncertainties, we are on track to continue delivering on our growth strategy in 2022."

"I am also pleased that our Board has approved a $50 million Share Repurchase Program," added Potere. "We believe this program will drive long-term value for our shareholders and represents an attractive and efficient use of the excess cash we generate through our profitable, capital-light business model, while ensuring we remain well-capitalized to execute on our planned growth initiatives."

First Quarter 2022 Key Financial Metrics

•Total Funded Loans of $593 million, compared with $581 million in the prior-year period
•Total Revenue of $30.1 million, an 11% increase from the prior-year period
•GAAP Net Loss of $(22.6) million, relative to GAAP Net Income of $2.7 million in the prior-year period, driven by non-cash business combination-related accounting
•Adjusted EBITDA of $7.8 million, relative to $11.5 million in the prior-year period, primarily driven by incremental public company costs and continued operational investment
•Adjusted Net Income of $4.9 million or $0.03 per fully-diluted share, relative to Adjusted Net Income of $9.3 million in the prior-year period
•Total Platform Fee Margin of 4.7% (up from 4.2% in the prior-year period) and Solar Direct Channel Platform Fee Margin of 5.3% (up from 4.4% in the prior-year period)

A reconciliation between historical GAAP and non-GAAP information is provided in the tables below.
Share Repurchase Program

On May 16, 2022, Sunlight’s Board of Directors authorized a share repurchase program pursuant to which Sunlight may repurchase up to $50 million of Sunlight’s Class A common stock over an 18-month period from the date of authorization. The purpose of the share repurchase program is to maximize long-term shareholder return through efficient allocation of capital. Sunlight intends to fund the share repurchases through a combination of cash on hand and future cash flow from operations. Under the share repurchase program, Sunlight may purchase common stock in open market transactions, block or privately-negotiated transactions, and may from time to time purchase shares pursuant to a trading plan in accordance with Rule 10b5-1 and Rule 10b-18 under the Exchange Act or by any combination of such methods, in each case subject to compliance with all Securities and Exchange Commission rules and other legal requirements.

The number of shares to be purchased and the timing of the purchases are based on a variety of factors, including, but not limited to, the level of cash balances, debt covenant restrictions, general business conditions, the market price of Sunlight’s stock, self-imposed trading blackout periods, and the availability of alternative investment opportunities. There is no minimum number of shares required to be repurchased under the share repurchase program, and the share repurchase program may be suspended or discontinued at any time.

Full-Year 2022 Outlook

The company is affirming 2022 guidance ranges for the following key metrics:

▪Full-Year Funded Loan Volume of $2.9 - $3.1 billion
▪Full-Year Total Revenue of $145 - $155 million
▪Full-Year Adjusted EBITDA of $55 - $60 million
Conference Call Information
Sunlight will host a conference call and webcast to discuss its first quarter 2022 financial and operational results and business outlook at 5:30 PM ET today, May 16, 2022. The conference call will be webcast live from the Company's investor relations website at ir.sunlightfinancial.com. A replay will be available on the investor relations website following the call.
Earnings Presentation

A supplemental earnings presentation is available at ir.sunlightfinancial.com. Additional information is available in the Form 10-Q, which Sunlight filed with the SEC on May 16, 2022.

About Sunlight Financial

Sunlight is a premier, technology-enabled point-of-sale finance company. Sunlight partners with contractors nationwide to provide homeowners with financing for the installation of residential solar systems and other home improvements. Sunlight’s best-in-class technology and deep credit expertise simplify and streamline consumer finance, ensuring a fast and frictionless process for both contractors and homeowners. For more information, visit www.sunlightfinancial.com.

Media Contacts:
Investor Relations
Lucia Dempsey
investors@sunlightfinancial.com
888.315.0822

Public Relations
media@sunlightfinancial.com

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended. Forward-looking statements may generally be identified by the use of words such as “could,” “should,” “would,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “continue,” or the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Sunlight disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Sunlight cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Sunlight. Such risks and uncertainties include, among others: risks relating to the uncertainty of the projected operating and financial information with respect to Sunlight; risks related to Sunlight’s business and the timing of expected business milestones or results; global supply chain shortages, competition for skilled labor, and permitting delays; the effects of competition and regulatory risks, and the impacts of changes in legislation or regulations on Sunlight’s future business; the expiration, renewal, modification or replacement of the federal solar investment tax credit, rebates and other incentives; the effects of the COVID-19 pandemic on Sunlight’s business or future results; Sunlight’s ability to sustain profitability and to attract and retain its relationships with third parties, including Sunlight’s capital providers and solar contractors; changes in the retail prices of traditional utility generated electricity; the availability of solar panels, batteries and other components and raw materials; and such other risks and uncertainties discussed in the “Risk Factors” section of Sunlight’s Form 10-K as filed with the Securities and Exchange Commission (“SEC”) on March 29, 2022, and Form 10-Q as filed with the SEC on May 16, 2022, and other documents of Sunlight filed, or to be filed, with the SEC. Should one or more of the risks or uncertainties described herein occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Sunlight’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Non-GAAP Financial Measures

Some of the operating and financial information and data contained in this press release, such as Total Revenue, Adjusted EBITDA, Adjusted EBITDA Margin, and Free Cash Flow have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Sunlight believes these non-GAAP measures of financial and business results provide useful information to management and the reader regarding certain financial and business trends relating to Sunlight’s financial condition and results of operations. Sunlight further believes that the use of these non-GAAP financial and business measures provides an additional tool for use in evaluating projected operating results and trends and in comparing Sunlight’s financial and operating measures with other similar companies, many of which present similar non-GAAP financial and operating measures to their investors and potential investors. While Adjusted EBITDA, in particular, is relevant and widely used across industries and in the industries in which Sunlight participates, they may contain or exclude adjustments, exclusions and one-time items that third parties may or may not adjust for in connection with such measure, and such measure should not be considered an alternative to any GAAP measures in evaluating the profitability of an investment in, or whether to invest in or consummate a transaction involving, Sunlight. The principal limitation of the Adjusted EBITDA non-GAAP financial measure is that it excludes significant items of income and expense that are required by GAAP to be recorded in Sunlight’s financial statements. In addition, it is subject to inherent limitations as it reflects the exercise of judgment by Sunlight’s management about which items of income and expense are excluded or included in determining this non-GAAP financial measure. The Adjusted EBITDA non-GAAP financial measure and other metrics used herein, including Adjusted EBITDA Margin, should not be relied on or considered an alternative to any GAAP measures or other measures related to the liquidity, financial condition or financial results of Sunlight. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the accompanying tables to this release.

SUNLIGHT FINANCIAL HOLDINGS INC.
CONSOLIDATED BALANCE SHEETS

dollars in thousands	March 31, 2022	December 31, 2021

Assets
Cash and cash equivalents	$69,574	$91,882
Restricted cash	2,355	2,018
Advances	86,085	66,839
Financing receivables	4,126	4,313
Goodwill	445,756	445,756
Intangible assets, net	344,175	365,839
Property and equipment, net	1,723	4,069
Other assets	24,781	21,531
Total Assets	$978,575	$1,002,247

Liabilities and Equity

Liabilities
Accounts payable and accrued expenses	$15,506	$23,386
Funding commitments	16,643	22,749
Debt	20,613	20,613
Distributions payable	1,373	—
Deferred tax liabilities	34,286	36,686
Warrants, at fair value	23,891	19,007
Other liabilities	8,180	843
Total liabilities	$120,492	$123,284

Stockholders' Equity
Class A Common Stock	9	9
Additional paid-in capital	765,755	764,366
Accumulated deficit	(199,758)	(186,022)
Total Capital	566,006	578,353
Treasury stock, at cost	(15,590)	(15,535)
Total Stockholders' Equity	550,416	562,818
Noncontrolling interests in consolidated subsidiaries	307,667	316,145
Total Equity	858,083	878,963

Total Liabilities and Equity	$978,575	$1,002,247

SUNLIGHT FINANCIAL HOLDINGS INC.
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS

dollars in thousands	For the Three Months Ended March 31,
	2022	2021

Revenue	$28,231	$24,787
Costs and Expenses
Cost of revenues (exclusive of items shown separately below)	5,229	4,854
Compensation and benefits	13,125	8,012
Selling, general, and administrative	6,472	1,916
Property and technology	1,928	1,208
Depreciation and amortization	22,447	809
Provision for losses	638	736
Management fees to affiliate	—	100
Total Costs and Expenses	49,839	17,635
Operating income (loss)	(21,608)	7,152

Other Income (Expense), Net
Interest income	84	141
Interest expense	(260)	(255)
Change in fair value of warrant liabilities	(4,884)	(2,614)
Change in fair value of contract derivatives, net	(227)	(856)
Realized gains on contract derivatives, net	1,909	2,267
Other realized losses, net	(197)	—
Other income (expense)	176	412
Business combination expenses	—	(3,587)
Total Other Income (Expense), Net	(3,399)	(4,492)
Net Income (Loss) Before Income Taxes	(25,007)	2,660
Income tax benefit (expense)	2,401	—
Net Income (Loss)	(22,606)	2,660
Noncontrolling interests in loss of consolidated subsidiaries	8,632	—
Net Income (Loss) Attributable to Class A Shareholders	$(13,974)	$2,660

Loss Per Class A Share
Net loss per Class A share
Basic	$(0.16)
Diluted	$(0.16)
Weighted average number of Class A shares outstanding
Basic	84,798,918
Diluted	84,798,918

SUNLIGHT FINANCIAL HOLDINGS INC.
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Three Months Ended March 31,
	2022	2021
Cash Flows From Operating Activities
Net income (loss)	$(22,606)	$2,660
Depreciation and amortization	22,447	835
Provision for losses	638	736
Change in fair value of warrant liabilities	4,884	2,614
Change in fair value of contract derivatives, net	227	856
Other expense (income)	(176)	(412)
Share-based payment arrangements	3,860	11
Deferred income tax expense (benefit)	(2,401)	—
Increase (decrease) in operating capital:
Increase in advances	(19,513)	2,771
Decrease (increase) in due from affiliates	—	(1,839)
Decrease (increase) in other assets	3,949	1,665
Increase (decrease) in accounts payable and accrued expenses	(6,052)	571
Increase (decrease) in funding commitments	(6,106)	(1,916)
Increase (decrease) in due to affiliates	—	1,732
Increase (decrease) in other liabilities	(281)	216
Net cash provided by (used in) operating activities	(21,130)	10,500

Cash Flows From Investing Activities
Return of investments in loan pool participation and loan principal repayments	307	419
Payments to acquire loans and participations in loan pools	(448)	(842)
Payments to acquire property and equipment	(645)	(709)
Net cash used in investing activities	(786)	(1,132)

Cash Flows From Financing Activities
Payments for share-based payment tax withholding	(55)	—
Payment of capital distributions	—	(6,757)
Net cash provided by (used in) financing activities	(55)	(6,757)

Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	(21,971)	2,611

Cash, Cash Equivalents, and Restricted Cash, Beginning of Period	93,900	52,705

Cash, Cash Equivalents, and Restricted Cash, End of Period	$71,929	$55,316

RECONCILIATION OF GAAP MEASURES TO ADJUSTED FINANCIAL MEASURES

TOTAL REVENUE, ADJUSTED EBITDA AND FREE CASH FLOW RECONCILIATIONS

	For the Three Months Ended March 31,
dollars in thousands	2022	2021
Revenue	$28,231	$24,787
(+) Realized gain on contract derivatives, net	1,909	2,267
Total Revenue	$30,140	$27,054

	For the Three Months Ended March 31,
dollars in thousands	2022	2021
Net Income (Loss)	$(22,606)	$2,660
Amortization of Business Combination intangibles	22,199	—
Accelerated post-combination compensation expense	—	3,058
Non-cash change in financial instruments	4,935	—
Expenses from the Business Combination	349	3,587
Adjusted Net Income (Loss)	$4,877	$9,305
Depreciation and amortization	248	$809
Interest expense	260	255
Income tax expense (benefit)	(2,401)	—
Equity-based compensation	3,860	11
Fees paid to brokers	965	1,110
Adjusted EBITDA	$7,809	$11,490
Interest expense	$(260)	$(255)
Fees paid to brokers	(965)	(1,110)
Expenses from the Business Combination and Other	(349)	(3,587)
Provision for losses	638	736
Changes in advances, net of funding commitments	(25,619)	855
Changes in operating capital and other	(2,384)	2,371
Net Cash Provided by (Used in) Operating Activities	$(21,130)	$10,500
Capital expenditures	$(845)	$(709)
Changes in advances, net of funding commitments	25,619	(855)
Changes in restricted cash	336	(1,040)
Payments of Business Combination costs	—	4,470
Other changes in working capital	2,473	367
Free Cash Flow	$6,453	$12,733

Adjusted Net Income (Loss)	$4,877	$9,305

Adjusted Net Income (Loss) per Class A Share, Diluted	$0.03